SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 10, 2009 (April 8, 2009)

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 236-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

On April 8, 2009, Waddell & Reed Financial, Inc., a Delaware corporation (the “Company”), entered into a new rights agreement (the “Rights Agreement”) with Computershare Trust Company, N.A. (the “Rights Agent”).  The Rights Agreement will replace the existing rights agreement, dated April 28, 1999 and as amended on February 14, 2001, between the Company and the Rights Agent, which expires by its terms at the close of business on April 28, 2009.  A brief description of the material terms of the Rights Agreement is included in Item 3.03 of this Current Report on Form 8-K, which description is incorporated into this Item 1.01 by reference.

Item 3.03       Material Modifications to Rights of Security Holders.

On April 8, 2009, the Board of Directors of the Company (the “Board”) approved the Rights Agreement and declared a dividend of one preferred share purchase right (a “Right”) for each share of the Company’s Class A Common Stock, $0.01 par value per share (the “Common Stock”), outstanding as of the Record Date (as hereinafter defined), and authorized the issuance of one Right for each share of Common Stock that becomes outstanding after the Record Date, but before the earliest of the Distribution Date (as hereinafter defined), the redemption of the Rights, or the Final Expiration Date (as hereinafter defined).  The dividend is effective at the close of business on April 28, 2009 (the “Record Date”) to the stockholders of record at the close of business on that date.  Each Right entitles the registered holder to purchase from the Company one one-thousandth (1/1,000) of a share of Series B Junior Participating Preferred Stock, $1.00 par value per share (the “Preferred Stock”), of the Company at a price of $80.00 (the “Purchase Price”) per one one-thousandth (1/1,000) of a share of Preferred Stock, subject to adjustment.  The description and terms of the Rights are set forth in the Rights Agreement.

Initially, the Rights will be attached to each share of Common Stock then outstanding, and no separate certificates evidencing the rights (“Rights Certificates”) will be issued.  The Rights will separate from the Common Stock, Rights Certificates will be issued, and the Rights will become exercisable on the tenth day (the “Distribution Date”) after the first date of public announcement by the Company or an Acquiring Person (as defined below) that an Acquiring Person has become an Acquiring Person for purposes of the Rights Agreement (the “Shares Acquisition Date”).  An “Acquiring Person” is a person that, together with its affiliates and associates, is the beneficial owner of 15% or more of the outstanding shares of Common Stock.  Certain persons, including the Company, any subsidiary of the Company, and any employee benefit plan of the Company or any subsidiary of the Company are excluded from the definition of Acquiring Person.  Moreover, a person or group of affiliated or associated persons who acquires the beneficial ownership of 15% or more of the Common Stock then outstanding either (i) by reason of share purchases by the Company reducing the number of shares of Common Stock outstanding (provided such person or group does not acquire additional shares of Common Stock after such purchases by the Company that result in their beneficial ownership of 15% of more of the Common Stock then outstanding), or (ii) inadvertently, if, prior to the time when the first Right is distributed by the Rights Agent, the Board determines such 15% beneficial ownership was acquired inadvertently and such person or group divests itself of enough Common Stock so as to no longer have beneficial ownership of 15% or more of the outstanding Common Stock, will not be an Acquiring Person.

Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), (i) the Rights will be evidenced, with respect to any Common Stock certificates outstanding on or after the Record Date, by such Common Stock certificates with a copy of the Summary of Rights (as defined in the Rights Agreement) attached thereto, (ii) the Rights will be transferred with and only with the Common Stock, (iii) new Common Stock certificates issued after the Record Date upon transfer or new issuance of shares of Common Stock will contain a notation incorporating the Rights Agreement by reference, and (iv) the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record

Date will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.  As soon as practicable following the Distribution Date, separate Rights Certificates will be mailed to the record holders of Common Stock as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights.

The Rights are not exercisable until after the Distribution Date.  The Rights will expire on April 28, 2019 (the “Final Expiration Date”), unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

The Purchase Price payable, and the number and kind or class of shares of stock issuable upon exercise of the Rights are subject to adjustment from time to time, including to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination, or reclassification of, the Preferred Stock or the Common Stock, (ii) upon the grant to holders of Preferred Stock of certain rights, options, or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then current market price of the Preferred Stock, or (iii) upon the distribution to holders of Preferred Stock of evidences of indebtedness or assets (excluding (A) regular periodic cash dividends, provided that if the record date for such dividends occurs at a time when there is an Acquiring Person, such dividends are paid at a rate not in excess of 125% of the rate of the last cash dividend theretofore paid, or (B) dividends payable in Preferred Stock) or of subscription rights or warrants.

No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price.  No fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) will be issued, and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

The Preferred Stock will not be redeemable and will be, in ranking as to dividend and liquidation preferences, senior to the Common Stock and pari passu with respect to the Company’s Series A Junior Participating Preferred Stock, $1.00 par value per share.  Each share of Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of the greater of (i) $1.00 per share, or (ii) 1,000 times the aggregate per share amount of all cash dividends and 1,000 times the aggregate per share amount of all non-cash dividends and other distributions (payable in kind) other than dividends payable in Common Stock declared per share of Common Stock since the immediately preceding quarterly dividend payment date.  In the event of a liquidation, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share plus any accrued and unpaid dividends, but will be entitled to an aggregate payment of 1,000 times the aggregate amount to be distributed per share of Common Stock.  Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock.  Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock.  The rights of the Preferred Stock as to dividends, liquidation, and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions.

In the event any person becomes an Acquiring Person, then each holder of a Right, other than Rights beneficially owned by an Acquiring Person and its affiliates and associates (which will thereafter be null and void for all purposes of the Rights Agreement and the holder thereof shall thereafter have no rights with respect to such Rights, whether under the Rights Agreement or otherwise), will thereafter have the right to receive upon exercise and payment of the Purchase Price that number of shares of Common Stock having a market value of two times the Purchase Price.  Under some circumstances, the Company may substitute for the shares of Common Stock issuable upon exercise of the Rights and payment of the applicable Purchase Price, cash, a reduction in such Purchase Price, shares of Preferred Stock or other equity securities of the Company, debt securities of the Company, other assets, or any combination thereof having a value that, when added to the value of the shares of Common Stock issued upon exercise of such Rights, shall have an aggregate value equal to the value of the shares of Common Stock issuable upon the exercise of such Rights (less the amount of any reduction in such Purchase Price).

In the event that after a person has become an Acquiring Person, the Company is acquired in a merger or consolidation, or 50% or more of its consolidated assets or earning power is sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person and its affiliates and associates) will thereafter generally have the right to receive, upon the exercise thereof at the then current Purchase Price, that number of shares of the senior voting stock of the acquiring company that have a current market value of two times the Purchase Price.

At any time prior to the earlier of the Shares Acquisition Date and the Final Expiration Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per right (the “Redemption Price”), which may be paid in cash, with shares of Common Stock, or any other form of consideration deemed appropriate by the Board, or any combination thereof.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of the Rights will be to receive the Redemption Price.

A committee of independent directors of the Company will review and evaluate the Rights Agreement at least every three years in order to consider whether the maintenance of the Rights Agreement continues to be in the best interests of the Company and its stockholders.  Following each review, the committee shall communicate its conclusions to the Board, including any recommendation in light thereof as to whether the Rights Agreement should be modified or the Rights should be redeemed.

After a person or group has become an Acquiring Person but prior to the acquisition by such person or group of 50% or more of the outstanding shares of the Common Stock, the Board may exchange the Rights (other than Rights that were or are beneficially owned by an Acquiring Person and its affiliates and associates), in whole or in part, at an exchange ratio of one share of Common Stock per Right, subject to adjustment.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

For so long as the Rights are then redeemable, the Company may, in its sole and absolute discretion, supplement or amend the Rights Agreement in any respect without the approval of any holders of the Rights.  Except as otherwise provided in the Rights Agreement, at any time when the Rights are no longer redeemable, the Company may supplement or amend the Rights Agreement without the approval of any holders of the Rights to cure any ambiguity, to correct or supplement any defective or inconsistent provisions, to shorten or lengthen any time period, or to change or supplement the provisions of the Rights Agreement in any manner that the Company may deem necessary or desirable; provided, that, the Rights Agreement may not then be supplemented or amended in any manner that would adversely affect the interests of the holders of the Rights, cause the Rights Agreement to become otherwise amendable, or cause the Rights to again become redeemable.

The Rights have certain anti-takeover effects.  The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the redemption of the Rights by the Board.  The Rights should not interfere with any merger or other business combination that is in the best interests of the Company and its stockholders because the Board may, at its option, at any time prior to the Shares Acquisition Date, redeem all, but not less than all, the then outstanding Rights at the Redemption Price.

The above summary of the Rights, Preferred Stock, and Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), the Certificate of Designation, Preferences and Rights of Series B Junior Participating Preferred Stock (the “Certificate of Designation”), and the Rights Agreement, which are incorporated herein by reference.  A copy of the Certificate of Incorporation, the Certificate of Designation, and the Rights Agreement are attached as Exhibits 3.1, 4.1, and 4.2, respectively, to this Current Report on Form 8-K.

The Company filed a press release on April 9, 2009 announcing the Board’s adoption of the Rights Agreement.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on April 8, 2009 the Board approved the Certificate of Designation, designating 750,000 shares of Preferred Stock.  The Certificate of Designation was filed with the Secretary of State of the State of Delaware and became effective on April 9, 2009.  A copy of the Certificate of Designation is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1

Restated Certificate of Incorporation of Waddell & Reed Financial, Inc. Filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q, File No. 333-43687, for the quarter ended June 30, 2006 and incorporated herein by reference.

4.1

Certificate of Designation, Preferences and Rights of Series B Junior Participating Preferred Stock of Waddell & Reed Financial, Inc., as filed on April 9, 2009 with the Secretary of State of the State of Delaware.

4.2	Rights Agreement, dated as of April 8, 2009, by and between Waddell & Reed Financial, Inc. and Computershare Trust Company, N.A.
99.1	Press release, dated April 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: April 10, 2009	By:	/s/ Daniel P. Connealy
Daniel P. Connealy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1

Restated Certificate of Incorporation of Waddell & Reed Financial, Inc. Filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q, File No. 333-43687, for the quarter ended June 30, 2006 and incorporated herein by reference.

4.1

Certificate of Designation, Preferences and Rights of Series B Junior Participating Preferred Stock of Waddell & Reed Financial, Inc., as filed on April 9, 2009 with the Secretary of State of the State of Delaware.

4.2	Rights Agreement, dated as of April 8, 2009, by and between Waddell & Reed Financial, Inc. and Computershare Trust Company, N.A.
99.1	Press release, dated April 9, 2009.